UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 29, 2024

Pennsylvania Real Estate Investment Trust

(Exact Name of Registrant as Specified in its Charter)

Pennsylvania	001-6300	23-6216339
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

One Commerce Square 2005 Market Street, Suite 1000 Philadelphia, Pennsylvania	19103
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 875-0700

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None*

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Shares of Beneficial Interest, par value $1.00 per share	PRETQ	*
Series B Preferred Shares, par value $0.01 per share	PRETLQ	*
Series C Preferred Shares, par value $0.01 per share	PRETMQ	*
Series D Preferred Shares, par value $0.01 per share	PRETNQ	*

*	Pennsylvania Real Estate Investment Trust’s securities began trading exclusively on the over-the-counter market on December 16, 2022.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.03	Bankruptcy or Receivership.

As previously reported in its Current Report on Form 8-K, dated January 23, 2024 (the “January 8-K”), on December 10, 2023, Pennsylvania Real Estate Investment Trust (“PREIT” or the “Company”) and certain of its direct and indirect affiliates (collectively, the “Company Parties” and together with PREIT, the “Debtors”) filed voluntary petitions (the cases commenced thereby, the “Chapter 11 Cases”) under chapter 11 of the Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) to pursue a joint prepackaged chapter 11 plan as contemplated by the Restructuring Support Agreement, dated December 7, 2023 (as amended from time to time through the date hereof, the “RSA”). The Chapter 11 Cases are jointly administered under the caption In re Pennsylvania Real Estate Investment Trust, et al., Case No. 23-11974.

As previously reported in the January 8-K, on January 23, 2024, the Bankruptcy Court entered an order (the “Confirmation Order”), confirming the Modified Joint Prepackaged Chapter 11 Plan of Reorganization of Pennsylvania Real Estate Investment Trust and Its Debtor-Affiliates (the “Plan”) of the Debtors. A copy of the Plan and the Confirmation Order were filed as exhibits to the Company’s January 8-K. Capitalized terms used but not defined in this Current Report on Form 8-K have meanings ascribed to such terms in the Plan.

On April 1, 2024 (the “Effective Date”), each condition precedent to consummation of the Plan, enumerated in Article IX.A of the Plan, was satisfied or waived in accordance with the Plan and the Confirmation Order; therefore, the Effective Date of the Plan occurred, and the Debtors emerged from their Chapter 11 Cases. On April 1, 2024, the Debtors filed the notice of the occurrence of the Effective Date (the “Effective Date Notice”) with the Bankruptcy Court. Accordingly, the Plan is binding, enforceable and in full force and effect pursuant to its terms.

A copy of the Effective Date Notice is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein. All capitalized terms used in this Current Report on Form 8-K and not otherwise defined herein have the meanings ascribed to such terms in the Plan.

Item 3.03	Material Modification to Rights of Security Holders.

As of the Effective Date, the Equity Distribution Conditions set forth in the Plan were met; therefore, holders of the Existing Equity Interests (including the OP Units as defined below) received, or will receive shortly after the Effective Date, their Pro Rata share of $10 million in cash (which amount was carved out of and provided by the holders of Prepetition Second Lien Claims from their recoveries under the Plan) pursuant to the Equity Distribution Allocation set forth in the Plan. The Company, with the consent of the requisite lenders, waived any and all Equity Costs, and, therefore, no Equity Costs were deducted from such $10 million amount.

As of the Effective Date, pursuant to the terms of the Plan and the Confirmation Order, all classes of preferred and common securities issued by the Company (referred to in the Plan as the “Existing Equity Interests”), namely the Company’s prior Shares of Beneficial Interest, par value $1.00 per share (the “Common Shares”), Series B Preferred Shares, par value $0.01 per share (the “Series B Preferred Shares”), Series C Preferred Shares, par value $0.01 per share (“Series C Preferred Shares”), and Series D Preferred Shares, par value $0.01 per share (“Series D Preferred Shares”), were automatically cancelled and extinguished as of the Effective Date. As of the Effective Date, the limited partnership units in the operating partnership of PREIT Associates, L.P. issued to third parties (the “OP Units”) were also automatically cancelled and extinguished.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensation Arrangements of Certain Officers.

On March 29, 2024 (the “Amendment Date”), the Company entered into amendments to the Severance Plan for Certain Officers, effective January 1, 2007, with each of Andrew Ioannou and Joseph Aristone (the “Severance Plan Amendments”). The Severance Plan Amendments modify the terms of Mr. Ioannou’s and Mr. Aristone’s respective rights to severance compensation in the event of a change of control in the Company, specifically providing that if such officer’s employment with the Company terminates prior to or more than 12 months after a Change of Control and such officer executes a general release, such officer will be entitled to receive a severance payment equal to his base salary as of the Amendment Date plus a sum equal to the average of the two bonuses he received prior to the Amendment Date under the Company’s annual incentive plan and COBRA premiums reimbursements for a period of 52 weeks.

The foregoing summary of the Severance Plan Amendments does not purport to be complete and is qualified in its entirety by reference to the relevant agreements, which are filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

As of the Effective Date, the term of the members of the Board of Trustees of PREIT expired.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

10.1+	Severance agreement dated as of March 29, 2024, by and between Pennsylvania Real Estate Investment Trust and Andrew Ioannou.

10.2+	Severance agreement dated as of March 29, 2024, by and between Pennsylvania Real Estate Investment Trust and Joseph Aristone.

99.1	Notice of (I) Entry of Findings of Fact, Conclusions of Law, and Order Approving the Adequacy of the Debtors’ Disclosure Statement for, and Confirming, the Debtors’ Joint Prepackaged Chapter 11 Plan of Reorganization of Pennsylvania Real Estate Investment Trust and Certain of Its Direct and Indirect Subsidiaries and (II) Occurrence of Effective Date.

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENNSYLVANIA REAL ESTATE INVESTMENT TRUST

Date: April 1, 2024	By:	/s/ Lisa Most
Lisa M. Most
Executive Vice President, Secretary and General Counsel